                                                                   Exhibit 99.11


(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                          $[352,357,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2004-FM1



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            FREMONT INVESTMENT & LOAN
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE



                                 AUGUST 3, 2004

--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2004-FM1

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

PC TapeCrack

                                      fico

                                                                               MASTER &  SCHED
                                    % OF    GROSS  GROSS    GROSS     GROSS    SUB SERV   REM    REM   ORIG  INITIAL  PERIODIC
           COUNT     BALANCE       BALANCE  RATE   MARGIN  LIFECAP  LIFEFLOOR    FEES    TERM   AMORT  TERM    CAP      CAP
           -----  ---------------  -------  -----  ------  -------  ---------  --------  -----  -----  ----  -------  --------
500 - 500      2          346,417    0.10   8.385   6.990   15.385    8.385      0.520    354    354   360    3.000    1.500
501 - 510     41        6,973,350    1.95   8.289   6.990   15.357    8.357      0.520    354    354   360    3.000    1.500
511 - 520     50        8,048,782    2.25   8.499   6.986   15.574    8.574      0.520    350    350   356    3.000    1.500
521 - 530     61       10,096,734    2.82   8.088   6.990   15.139    8.139      0.520    352    352   358    3.000    1.500
531 - 540     49        7,828,113    2.18   7.868   6.988   14.813    7.813      0.520    352    352   358    3.000    1.500
541 - 550     57       10,760,056    3.00   7.666   6.975   14.559    7.559      0.520    354    354   360    3.000    1.500
551 - 560     89       12,137,087    3.39   7.728   6.990   14.766    7.766      0.520    347    347   353    3.000    1.500
561 - 570     63        8,297,250    2.32   7.688   6.952   14.478    7.478      0.520    347    347   353    3.000    1.500
571 - 580     82       12,330,234    3.44   7.542   6.990   14.562    7.562      0.520    345    345   351    3.000    1.500
581 - 590    160       23,571,061    6.58   7.279   6.953   13.960    6.960      0.520    344    344   350    3.000    1.500
591 - 600    130       19,302,459    5.39   7.284   6.946   13.910    6.910      0.520    341    341   348    3.000    1.500
601 - 610    143       24,671,370    6.89   7.069   6.949   13.798    6.798      0.520    344    344   350    3.000    1.500
611 - 620    146       22,859,749    6.38   7.126   6.919   13.744    6.744      0.520    345    345   351    3.000    1.500
621 - 630    170       28,938,198    8.08   7.065   6.883   13.692    6.692      0.520    344    344   350    3.000    1.500
631 - 640    153       24,415,203    6.81   7.121   6.833   13.744    6.744      0.520    335    335   341    3.000    1.500
641 - 650    157       28,726,320    8.02   7.053   6.864   13.829    6.829      0.520    347    347   354    3.000    1.500
651 - 660    119       18,485,260    5.16   7.312   6.899   14.025    7.025      0.520    338    338   345    3.000    1.500
661 - 670     81       15,375,209    4.29   7.009   6.864   13.831    6.831      0.520    343    343   350    3.000    1.500
671 - 680     64       10,332,329    2.88   7.370   6.861   14.020    7.020      0.520    337    337   343    3.000    1.500
681 - 690     68       13,930,126    3.89   6.748   6.783   13.495    6.495      0.520    348    348   354    3.000    1.500
691 - 700     51       11,231,407    3.13   6.798   6.786   13.580    6.580      0.520    347    347   354    3.000    1.500
701 - 710     36        7,815,710    2.18   6.805   6.806   13.717    6.717      0.520    353    353   359    3.000    1.500
711 - 720     24        5,584,074    1.56   6.766   6.853   13.851    6.851      0.520    352    352   358    3.000    1.500
721 - 730     22        5,024,807    1.40   6.867   6.861   14.025    7.025      0.520    352    352   358    3.000    1.500
731 - 740     22        5,110,947    1.43   7.001   6.855   13.892    6.892      0.520    345    345   352    3.000    1.500
741 - 750     14        3,332,850    0.93   6.622   6.834   13.678    6.678      0.520    354    354   360    3.000    1.500
751 - 760     16        3,106,645    0.87   7.326   6.897   14.070    7.070      0.520    349    349   355    3.000    1.500
761 - 770      9        1,874,143    0.52   7.082   6.908   14.022    7.022      0.520    345    345   352    3.000    1.500
771 - 780     14        3,346,371    0.93   6.432   6.794   13.680    6.680      0.520    353    353   359    3.000    1.500
781 - 790     11        2,961,239    0.83   6.723   6.873   13.751    6.751      0.520    354    354   360    3.000    1.500
791 - 795      4        1,454,291    0.41   6.109   5.999   12.534    5.534      0.520    354    354   360    3.000    1.500
801 - 810
811 - 813
--------------------------------------------------------------------------------------------------------------------------------
           2,108  $358,267,790.30  100.00   7.243   6.902   14.042    7.042      0.520    345    345   352    3.000    1.500

                   MONTH
                  TO NEXT  PROVIDED  KNOWN
           COUNT    ADJ      LTV     FICOS  AVG BALANCE  LTV>80W/MI
           -----  -------  --------  -----  -----------  ----------
500 - 500      2     18      70.87    500       173,208     0.00
501 - 510     41     18      72.30    506       170,082     0.00
511 - 520     50     18      70.42    516       160,976     0.00
521 - 530     61     18      73.29    526       165,520     0.00
531 - 540     49     19      76.52    536       159,757     0.00
541 - 550     57     18      70.87    546       188,773     0.00
551 - 560     89     18      79.78    556       136,372     0.00
561 - 570     63     18      77.24    565       131,702     0.00
571 - 580     82     18      82.07    576       150,369     0.00
581 - 590    160     18      79.20    585       147,319     0.00
591 - 600    130     18      83.91    596       148,480     0.00
601 - 610    143     19      83.52    605       172,527     0.00
611 - 620    146     18      84.46    614       156,574     0.00
621 - 630    170     18      86.30    625       170,225     0.00
631 - 640    153     19      85.26    635       159,576     0.00
641 - 650    157     19      85.99    645       182,970     0.00
651 - 660    119     18      86.14    655       155,338     0.00
661 - 670     81     18      87.10    666       189,817     0.00
671 - 680     64     18      86.92    675       161,443     0.00
681 - 690     68     18      83.54    686       204,855     0.00
691 - 700     51     20      87.38    696       220,224     0.00
701 - 710     36     19      86.63    705       217,103     0.00
711 - 720     24     19      89.03    716       232,670     0.00
721 - 730     22     18      91.17    725       228,400     0.00
731 - 740     22     18      89.30    735       232,316     0.00
741 - 750     14     18      92.74    744       238,061     0.00
751 - 760     16     19      93.54    756       194,165     0.00
761 - 770      9     19      90.95    766       208,238     0.00
771 - 780     14     19      79.23    775       239,027     0.00
781 - 790     11     19      90.87    785       269,204     0.00
791 - 795      4     17      76.73    794       363,573     0.00
801 - 810
811 - 813
----------------------------------------------------------------
           2,108     18      83.25    626   $169,956.26     0.00


Portfolio->rfcarm                                                         Page 1